                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   ----------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):

                                  JUNE 2, 2003


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


           NEVADA                    001-14256                13-3869719
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)


                              1670 BROADWAY STREET
                                   SUITE 2800
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS.

                             SELECTED FINANCIAL DATA

     In June 2001, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 143, "Accounting for Asset Retirement Obligations." Westport Resources Corporation ("Westport") adopted SFAS No. 143 on January 1, 2003. SFAS No. 143 requires entities to record the fair value of liabilities for retirement obligations of acquired assets. Westport's asset retirement obligations arise from plugging and abandonment liabilities for its oil and gas wells and offshore platform facilities. Pursuant to the transitional disclosure requirements of SFAS No. 143, the table below sets forth selected consolidated financial data for Westport as of the dates and for the periods indicated from Westport's historical consolidated financial statements, and as adjusted to give pro forma effect to the change in accounting principle as if Statement 143 had been in effect during Westport's three most recent fiscal years. The following data should be read in conjunction with the historical consolidated financial statements and related notes of Westport, "Management's Discussion and Analysis of Financial Condition and Results of Operations," which includes a discussion of factors materially affecting the comparability of the information presented, and other financial information included in Westport's Annual Report on Form 10-K for the fiscal year ended December 31, 2002. Future results may differ substantially from historical results because of changes in oil and natural gas prices, increases or decreases in production or other factors, many of which are beyond Westport's control.

                                                                                  YEAR ENDED DECEMBER 31,
                                                           ---------------------------------------------------------------------
                                                              2002          2001          2000             1999          1998
                                                           ----------    ----------    ----------       ----------    ----------
                                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)
STATEMENTS OF OPERATIONS DATA:

Operating revenues:
  Oil and natural gas sales ............................   $  429,260    $  317,278    $  244,669       $   83,393    $   52,057
  Hedge settlements ....................................       (1,276)        2,091       (24,627)          (7,905)          298
  Commodity price risk management activities:
    Non-hedge settlements ..............................          822        15,300            --               --            --
    Non-hedge change in fair value of derivatives ......      (26,723)       14,323          (739)              --            --
  Gain (loss) on sale of operating assets, net .........       (1,685)         (132)        3,130            3,637            --
                                                           ----------    ----------    ----------       ----------    ----------
      Net revenues .....................................      400,398       348,860       222,433           79,125        52,355
                                                           ----------    ----------    ----------       ----------    ----------
Operating costs and expenses:
  Lease operating expenses .............................       89,328        55,315        34,397           22,916        21,554
  Production taxes .....................................       23,954        13,407        10,631            5,742         3,888
  Transportation costs .................................        8,791         5,157         3,034            1,725           850
  Exploration ..........................................       32,390        31,313        12,790            7,314        14,664
  Depletion, depreciation and amortization .............      203,093       124,059        64,856           25,210        36,264
  Impairment of proved properties ......................       19,700         9,423         2,911            3,072         8,794
  Impairment of unproved properties ....................        9,961         6,974         5,124            2,273         1,898
  Stock compensation expense, net ......................        4,608           719         5,539(1)            --            --
  General and administrative ...........................       23,629        17,678         7,542            5,297         5,913
                                                           ----------    ----------    ----------       ----------    ----------
    Total operating expenses ...........................      415,454       264,045       146,824           73,549        93,825
                                                           ----------    ----------    ----------       ----------    ----------
    Operating income (loss) ............................      (15,056)       84,815        75,609            5,576       (41,470)
Other income (expense):
  Interest expense .....................................      (34,836)      (13,196)       (9,731)          (9,207)       (8,323)
  Interest income ......................................          546         1,668         1,230              489           403
  Change in interest rate swap fair value ..............          226         4,960            --               --            --
  Other ................................................        1,002           211           152               16            29
                                                           ----------    ----------    ----------       ----------    ----------
   Income (loss) before income taxes ...................      (48,118)       78,458        67,260           (3,126)      (49,361)
   Benefit (provision) for income taxes ................       19,552       (28,637)      (23,724)              --            --
                                                           ----------    ----------    ----------       ----------    ----------
    Net income (loss) ..................................      (28,566)       49,821        43,536           (3,126)      (49,361)
   Preferred stock dividends ...........................        4,762         1,587            --               --            --
                                                           ----------    ----------    ----------       ----------    ----------
   Net income (loss) available to common stockholders ..   $  (33,328)   $   48,234    $   43,536       $   (3,126)   $  (49,361)
                                                           ==========    ==========    ==========       ==========    ==========
Net income (loss) per common share:
  Basic ................................................   $    (0.63)   $     1.11    $     1.54       $    (0.21)   $    (4.49)
                                                           ==========    ==========    ==========       ==========    ==========
  Diluted ..............................................   $    (0.63)   $     1.09    $     1.52       $    (0.21)   $    (4.49)
                                                           ==========    ==========    ==========       ==========    ==========

                                                                                    YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                           -----------    -----------    -----------    -----------    -----------
                                                                            (IN THOUSANDS, EXCEPT PER SHARE DATA)

Pro forma amounts assuming the change in accounting principle is applied retrospectively:

  Net income (loss) available to common stockholders ...   $   (33,522)   $    46,933    $    42,220    $        --    $        --
                                                           ===========    ===========    ===========    ===========    ===========
  Net income (loss) per common share:
  Basic ................................................   $     (0.63)   $      1.08    $      1.49    $        --    $        --
                                                           ===========    ===========    ===========    ===========    ===========
  Diluted ..............................................   $     (0.63)   $      1.06    $      1.47    $        --    $        --
                                                           ===========    ===========    ===========    ===========    ===========
Weighted average number of common shares outstanding:
  Basic ................................................        53,007         43,408         28,296         14,727         11,004
                                                           ===========    ===========    ===========    ===========    ===========
  Diluted ..............................................        53,007         44,168         28,645         14,727         11,004
                                                           ===========    ===========    ===========    ===========    ===========

OTHER FINANCIAL DATA:

Net cash provided by operating activities ..............   $   223,197    $   195,273    $   143,429    $    21,279    $     7,622
Net cash provided by (used in) investing activities ....      (814,163)      (188,686)      (140,169)        17,981       (113,019)
Net cash provided by (used in) financing activities ....       606,396            843         (2,581)       (29,933)       104,667
Capital expenditures ...................................       827,502        194,244        146,086         14,005        113,008

                                                                                        DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                               2002           2001           2000           1999           1998
                                                           -----------    -----------    -----------    -----------    -----------
                                                                                       (IN THOUSANDS)

BALANCE SHEET DATA (AS OF PERIOD END):

Cash and cash equivalents ..............................   $    42,761    $    27,584    $    20,154    $    19,475    $    10,148
Working capital (deficit) ..............................       (11,068)        13,365         20,487         12,837        (30,993)
Total assets ...........................................     2,233,541      1,604,216        551,831        271,477        302,302
Total long-term debt ...................................       799,358        429,224            162        105,462        121,333
Total debt .............................................       799,358        429,224            162        106,795        153,128
Total stockholders' equity .............................     1,132,006        920,296        458,056        140,011        126,737
Pro forma amounts assuming the change in accounting
principle is applied retrospectively:
Asset retirement obligation ............................        58,735         46,419         28,911         13,791             --

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(1)  Includes compensation expenses of $3.4 million recorded as a result of a one-time repurchase of employee stock options in March 2000 in connection with the merger between Westport Oil and Gas Company, Inc. and Equitable Production (Gulf) Company.


                            [SIGNATURE PAGE FOLLOWS]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WESTPORT RESOURCES CORPORATION

Date: June 2, 2003                      By:    /s/ LON MCCAIN
                                        Name:  Lon McCain
                                        Title: Vice President, Chief Financial
                                               Officer and Treasurer